Aberdeen Funds

Aberdeen Global Equity Fund

Supplement dated November 13, 2014 to the Statutory Prospectus dated February 28, 2014, as supplemented to date

The following replaces the Average Annual Returns table for the Aberdeen Global Equity Fund that starts on page 26 of the Statutory Prospectus:

Average Annual Total Returns—as of December 31, 2013

	1 Year	5 Years	10 Years
Class A shares—Before Taxes	5.48%	11.89%	7.10%
Class A shares — After Taxes on Distributions	4.83%	11.18%	6.71%
Class A shares — After Taxes on Distributions and Sales of Shares	3.08%	9.15%	5.57%
Class C shares — Before Taxes	11.26%	12.48%	7.01%
Class R shares — Before Taxes	11.67%	12.99%	7.51%
Institutional Class shares — Before Taxes	12.31%	13.54%	7.89%
Institutional Service Class shares — Before Taxes	12.30%	13.39%	7.82%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	27.37%	15.68%	7.56%
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)	23.34%	15.45%	7.66%

Please retain this Supplement for future reference.